SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2003 (August 20, 2003) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Statements and Exhibits.

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (File No. 333-107746), which was filed on August 7, 2003:

Exhibit Number 5.1 5.2	Description Opinion of Sullivan & Cromwell LLP. Opinion of Callister, Nebeker & McCullough.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION BY: /s/Doyle L. Arnold —————————————— Name: Doyle L. Arnold Title: Executive Vice President and Chief Financial Officer

Date: August 20, 2003

Exhibit Index

Exhibit Number 5.1 5.2	Description Opinion of Sullivan & Cromwell LLP. Opinion of Callister, Nebeker & McCullough.